SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 22, 2004

                               R-TEC HOLDING, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



           IDAHO                    0-30463            82-0515707
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)           File Number)     Identification No.)


     287 N. MAPLE GROVE ROAD, BOISE IDAHO                83704
   (Address of principal executive offices)            (Zip code)

 Registrant's telephone number, including area code:  (208) 887-0953

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION.

     On December 13, 2004, the shareholders of R-Tec Holding, Inc. (the "Company"), at the Company's Annual Shareholders' Meeting, voted to increase its shares of authorized common stock from 60,000,000 to 250,000,000. On December 13, 2004, the Company amended its Articles of Incorporation to reflect this increase.

     The following is the text of the amendment to Article VI (Sixth) to the Company's Articles of Incorporation, reflecting this increase:
The total number of shares that the corporation is authorized to issue is two hundred fifty-five million (255,000,000), of which two hundred fifty million (250,000,000) shares of no par value each shall be designated common stock and of which five million (5,000,000) shares at the par value of $.23437 per share and is designated "Series "A" Convertible Preferred". The remaining one or more series shall consist of such number of shares and shall be designated as the Board of Directors shall determine into classes, series, and preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock as authorized in Sec.30-1-602 of the Idaho Business Corporation Act.


ITEM 8.01. OTHER EVENTS.

     At the Annual Shareholders' Meeting held on December 13, 2004, the shareholders elected the following directors to the Board of the Directors:
Faris McMullin; Clyde B. Crandall, and L. Gary Davis In addition, the shareholders approved the authorization for 10:1 reverse stock split and the directors have up to one year to effect the split and are not required to do so; and the shareholders ratified the selection of HJ & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2004.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit No. Description

EXHIBIT       DESCRIPTION                                                                LOCATION
------------  ---------------------------------------------------------------------  -----------------
Exhibit 99.1  Articles of Amendment to the Articles of Incorporation of the Company  Provided herewith dated December 13, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 2004              R-TEC HOLDING, INC.


                                      By:    /s/ Faris McMullin
                                             --------------------
                                      Name:  Faris McMullin
                                      Title: President, Chief Executive Officer
                                             and Director


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